THE REGISTRANT HAS REQUESTED CONFIDENTIAL TREATMENT FOR CERTAIN PORTIONS OF THE ATTACHED DOCUMENT. "APPENDIX A: GLOSSARY OF TERMS." THOSE PORTIONS HAVE BEEN OMITTED FROM THIS COPY OF THE DOCUMENT AT THE PLACES INDICATED BY DOUBLE ASTERISKS (**); AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                   APPENDIX A
                                   ----------
                               GLOSSARY OF TERMS
                               -----------------

     1.  17-1A ANTIBODY" means an unconjugated murine monoclonal antibody that
         --------------
is produced by the Centocor Hybridoma, binds to an epitope of the 17-1A Antigen and has the characteristics more fully set forth in Herlyn et. al., Proc. Natl.
                                                           -------  -----------
Acad. Sci., 76(3) 1438-1442, March 1979.
- -----------------

     2.  "17-1A ANTIGEN" means the 37 kilodalton cell surface glycoprotein
          -------------
containing two asparagine-linked (N. Linked) carbohydrate chains and expressed on colorectal tissue.

     3.  "17-1A PRODUCT" means a pharmaceutical product that includes as its
          -------------
active ingredient the 17-1A Antibody.

     4.  "17-1A PRODUCT SPECIFICATION" means the specification for the Pre
          ---------------------------
Formulated Bulk Antibody and the Final 17-1A Product set out in Schedule 8.3 of
                                                                ------------
the Supply Agreement as such specification may be modified from time to time by the Product Committee or as such specification may be modified as required by applicable Regulatory Authorities.

     5.  "ADVERSE REACTIONS" means side effects, injury, toxicity or sensitivity
          -----------------
reactions including unexpected increased incidence and severity thereof associated with commercial or clinical uses, studies, investigations or tests with the 17-1A Product or the 17-1A Antibody inside or outside the Territory.

     6.  "AFFILIATE" of a particular Person means any other Person which,
          ---------
directly or indirectly, controls, is controlled by, or is under common control with such particular Person. The term

"control" (including, with correlative meaning, the terms "controlled by" and
 -------                                                   -------------
"under common control with"), as used with respect to any Person, means the
 -------------------------
possession, directly or indirectly, of the power to elect forty percent (40%) or more of the board of directors, or to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; provided, however, BURROUGHS WELLCOME
                                      --------  -------
INDIA LTD, WELLCOME PAKISTAN LTD, and BURROUGHS WELLCOME INDONESIA LTD shall be considered to be Affiliates of WELLCOME.

     7.  "AJINOMOTO" means Ajinomoto Co., Inc., a Japanese corporation.
          ---------

     8.  "AJINOMOTO AGREEMENT" means the distribution agreement by and between
          -------------------
CENTOCOR and Ajinomoto dated as of March 31, 1987.

     9.  "AJINOMOTO TERRITORY" means Japan, the Republic of Korea, the People's
          -------------------
Republic of China and Taiwan.

     10. "ALLIANCE AGREEMENT" means that certain Anti-Cancer Alliance Agreement
          ------------------
dated as of November 5, 1993 among WELLCOME, BW, CENTOCOR and CBV.

     11. "ALLIANCE DOCUMENTS" means, collectively, the Alliance Agreement, the
          ------------------
Supply Agreement, the Development Agreement, the Manufacturing Technology Option, the Cancer Products Agreement, the Novation, the License, the Relicense, the Escrow Agreement, the Wellcome House Mark Agreement, the Trademark Agreement, the Stock Purchase Agreement, the Registration Rights Agreement and the Hybridoma Letter.

     12.  "APHIS" means the United States Animal and Plant Health Inspection
           -----
Service or any successor entity.

     13.  "BANKRUPTCY CODE" means the United States Bankruptcy Code of 1978, as
           ---------------
amended or supplemented from time to time, or any successor or substitute Laws.

     14.  "BIOLOGICAL PRODUCT" means a polypeptide or protein for therapeutic
           ------------------
use or otherwise and including, without limitation, Cancer Antibodies, the 17-1A Antibody and the Derivative 17-1A Antibodies.

     15.  "BUSINESS DAY" means any day which is not a Saturday, Sunday, or a day
           ------------
on which banks in the Commonwealth of Pennsylvania or the United Kingdom are authorized to close.

     16.  "BW" means Burroughs Wellcome Co., a North Carolina corporation and a
           --
wholly-owned subsidiary of WFL.

     17.  "CANCER ANTIBODY" means a monoclonal antibody produced from a Cancer
           ---------------
Product Cell Line, or from a cell line derived from a Cancer Product Cell Line, including, without limitation, a chimeric, murine or humanized antibody, and any fragments thereof, whether or not conjugated, directly or indirectly, to radionuclide, toxin, drugs, enzymes or otherwise.

     18.  "CANCER PRODUCT" means a pharmaceutical product containing as an
           --------------
active ingredient a Cancer Antibody.

     19.  "CANCER PRODUCT AGREEMENT" means the Cancer Product Option Agreement
           ------------------------
among CENTOCOR, CBV and WELLCOME.

     20.  "CANCER PRODUCT CELL LINE" means a cell line of CENTOCOR or cell line
           ------------------------
licensed to CENTOCOR under a Cancer Product Contract that has the designation (**).

     21.  "CANCER PRODUCT CONTRACT" means an agreement by which a Licensor has
           -----------------------
granted CENTOCOR or CBV rights to enable CENTOCOR or CBV to use Licensor IP in the development, manufacture, production, marketing and/or sale of a Cancer Product.

     22.  "CANCER PRODUCT INFORMATION" with respect to any Cancer Product
           --------------------------
Contract, means technical data, information and Know-how, including information concerning the derivation and properties of the applicable Cancer Product Cell Line and the sequence and properties of the applicable Cancer Antibody, that have been reduced to writing and that are owned by CENTOCOR or its Affiliates, or in which CENTOCOR or its Affiliates have rights assignable or sublicensable to WELLCOME.

     23.  "CANCER PRODUCT IP" means any Intellectual Property of CENTOCOR or its
           -----------------
Affiliates, or Intellectual Property to which CENTOCOR or its Affiliates have rights assignable or sublicensable to WELLCOME, necessary or useful to develop, make, have made, use, market, sell or otherwise dispose of Cancer Products, together with the related Licensor IP including, without limitation, improvements to or trade secrets embodied in a Cancer Product Cell Line, but excluding any Trademarks and any Manufacturing IP.

     24.  "CBV" means Centocor B.V., a Netherlands corporation and a
           ---
wholly-owned subsidiary of CENTOCOR.

     25.  "CENTOCOR" means Centocor, Inc., a Pennsylvania corporation.
           --------

     26.  "CENTOCOR GROUP" means CENTOCOR, CBV and their respective Affiliates.
           --------------

     27.  "CENTOCOR HYBRIDOMA" means the hybridoma cell line known as   (**)  .
           ------------------

     28.  "CENTOCOR METHODOLOGY" means the methods, assays and analytical
           --------------------
procedures, equipment specifications, manufacturing instructions, standard operating instructions and procedures, process operating procedures and techniques currently used by CENTOCOR and CBV in Filling and Capping.

     29.  "CENTOCOR TECHNOLOGY" means all Know-how and other Intellectual
           -------------------
Property, together with all Improvements, owned by CENTOCOR or its Affiliates, or licensed to CENTOCOR or its Affiliates with the right of sublicense, relating to the development, manufacture, use, marketing and sale of the 17-1A Product or Derivative 17-1A Products, including, without limitation, the Manufacturing Technology and information and materials described in Schedule 3.2 attached to
                                                      ------------
the License; provided, however, Centocor Technology shall in no event include
             --------  -------
any Know-how or other Intellectual Property licensed by CENTOCOR under the Wistar License or under any other rights the sublicense of which would give rise to an obligation on the part of CENTOCOR or its Affiliates to pay additional royalties to any Third Party.

     30.  "CENTOCOR TRADEMARKS" means the Panorex Trademarks and such other
           -------------------
Trademarks as CENTOCOR may use from time to time, or as may be applied for or registered by CENTOCOR, in countries in the Territory in connection with the manufacture, use, packaging, promotion, marketing, sale and distribution of the 17-1A Product including, but not limited to, those Trademarks set forth on Exhibits 1.2 and 1.3 to the
                                              --------------------
Trademark Agreement.

     31.  "CGMP REGULATIONS" means those manufacturing practice regulations set
           ----------------
forth in Current Good Manufacturing Practices for Finished Pharmaceuticals, 21 C.F.R. (S) 211, as the same may be amended from time to time.

     32.  "CLINICAL INFORMATION" means the information made available by
           --------------------
CENTOCOR to WELLCOME pursuant to Section 12 of the Development Agreement.
                                 ----------

     33.  "CLINICAL TRIAL MATERIAL" means material prepared for use or used in
           -----------------------
Clinical Trials of the safety and efficacy of the 17-1A Product or such other Biological Product (as the context requires).

     34.  "CLINICAL TRIALS" means trials involving administration of the 17-1A
           ---------------
Product or such other Biological Product (as the context requires) to humans to obtain statistically meaningful results.

     35.  "CONDUCTED CLINICAL TRIALS" means those Clinical Trials conducted by
           -------------------------
or on behalf of CENTOCOR and described on Schedule 12.1 to the Development
                                          -------------
Agreement.

     36.  "COPYRIGHTS" means registered copyrights, copyright applications and
           ----------
unregistered copyrights.

     37.  "COUNTRY MARKETING PLANS" means the marketing plans developed from
           -----------------------
time to time for countries in the Territory in accordance with the provisions of the Supply Agreement.

     38.  "COURT ORDER" means any judgment, decree, writ, injunction, order or
           -----------
ruling of any Governmental Entity.

     39.  "CPMP" means the Committee for Proprietary Medicinal Products of the
           ----
European Community.

     40.  "CURRENCY GAIN OR LOSS" means, if the price paid to WELLCOME is in a
           ---------------------
currency (the "Customer Currency") different from the currency in which the
               -----------------
Interim Price is paid to CENTOCOR (the "Wellcome Currency"), the adjustment to
                                        -----------------
Net Sales will be made to reflect the difference between:

          (a) the exchange rate between the Customer Currency and the Wellcome Currency prevailing at the time of payment of the Interim Price, and

          (b) the exchange rate between the Customer Currency and the Wellcome Currency prevailing at the time of the applicable sale.

If the value of the Customer Currency in the Wellcome Currency is less at the time described in clause (b), then, at the time described in clause (a), the Net
                  ----------                                 ----------
Sales will be reduced. If the value of the Customer Currency in the Wellcome Currency is more at the time described in clause (b) then, at the time described
                                          ----------
in clause (a), the Net Sales will be increased.
   ----------

     41.  "DATE OF REGULATORY APPROVAL" means the date of issuance of Regulatory
           ---------------------------
Approval for Targeted Indications in the applicable country, with respect to the 17-1A Product, or of other Regulatory Approval with respect to any other Biological Product.

     42.  "DEFAULT" means (a) a breach of or default under any contract,
           -------
agreement, document or instrument; (b) the occurrence of an event with which the passage of time or the giving of notice or both would constitute a breach of or default under any contract, agreement, document or instrument; or (c) the occurrence of an event that (with or without the passage of time or the giving of notice or both) would give rise to a right of damages, specific performance, termination, renegotiation or acceleration under any contract, agreement, document or instrument.

     43.  "DERIVATIVE 17-1A ANTIBODY" means a monoclonal antibody, whether
           -------------------------
murine, chimerized, humanized or otherwise, including, but not limited to, fragments of any of the foregoing, that is expressed from the DNA which encodes the 17-1A Antibody in whole or in part, but shall not include the 17-1A Antibody.

     44.  "DERIVATIVE 17-1A PRODUCT" means a pharmaceutical product containing
           ------------------------
as its active ingredient Derivative 17-1A Antibody.

     45.  "DEVELOPMENT AGREEMENT" means the Clinical and Regulatory Development
           ---------------------
Agreement by and among WELLCOME, BW, CENTOCOR and CBV.

     46.  "DISCLOSING PARTY" means a party who discloses Proprietary Information
           ----------------
to a Receiving Party.

     47.  "DOLLARS" or "$" means United States Dollars.
           -------      -

     48.  "ENVIRONMENTAL LAWS" means all Laws and Regulations of any
           ------------------
Governmental Entity relating to pollution, safety or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability

Act, 42 U.S.C.A. (S)(S) 9601 et seq., the Resource Conservation and Recovery
                             -- ---
Act, 42 U.S.C.A. (S)(S) 6901 et seq., the Clean Water Act, 33 U.S.C.A. (S)(S)
                             -- ---
1251 et seq., the Clean Air Act 42 U.S.C.A. (S)(S)7401 et seq., the Occupational
     -- ---
Safety and Health Act, 29 U.S.C.A. (S)(S)651 et seq., Atomic Energy Act of 1954,
                                             -- ---
42 U.S.C.A. (S)(S) 3011 et seq., The Environmental Protection Act, The
                        -- ---
Environmental Protection General Provisions Act, Decree Environmental Impact Assessment, Air Pollution Act, The Surface Water Pollution Act, The Waste Act and Chemical Waste Act, The Soil Pollution Act, The Soil Clean-up Act, The Nuisance Act, The Environmentally Hazardous Substance Act and any other foreign, state and local counterparts to each of the foregoing, and other Laws and Regulations relating to Materials of Environmental Concern or otherwise relating to the manufacture, possession, distribution, use, treatment, storage, disposal, transport or handling of, or emissions, spills, leaks, discharges, releases or threatened releases of, Materials of Environmental Concern. "MATERIALS OF
                                                              ------------
ENVIRONMENTAL CONCERN" means (a) hazardous or toxic wastes, substances or
- ---------------------
materials; (b) contaminants, solid wastes, petroleum, asbestos, polychlorinated biphenyls or any other substance regulated by any Environmental Law; and (c) material that is a source, special nuclear or by-product material, as defined by the Atomic Energy Act of 1954, 42 U.S.C.A. (S)(S) 3011 et seq., and the Regulations promulgated with respect thereto.

     49.  "ESCROW AGREEMENT" means one or more escrow agreements by and among
           ----------------
one or more of CBV, CENTOCOR, WELLCOME, BW and an Escrow Agent.

     50.  "ESCROW MATERIALS" means the documents deposited by CENTOCOR and its
           ----------------
Affiliates with an Escrow Agent in accordance with an Escrow Agreement.

     51.  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended,
           ------------
and the Regulations promulgated thereunder or with respect thereto, or any successor or substitute Laws.

     52.  "F&C TECHNICAL INFORMATION" means any technical data, formulations,
           -------------------------
formulae, methods, materials, assays, assay methods and materials, information, design, including specifications, of all pertinent equipment, facilities, and utility services, knowledge and experience with respect to any and all of the processes of handling of frozen concentrate of the Pre Formulated Bulk Antibody, thawing the Pre Formulated Bulk Antibody for quality control and for production, the reconstitution, dilution and final formulation thereof, and filling into vials, including, but not limited to, any and all samples, techniques, processes, instructions, directions, laboratory scale-up data, instrumentation and any and all necessary safety data, handling instructions, and instructions, whether or not currently employed by CENTOCOR and CBV at the Leiden Facility, necessary or appropriate for Filling and Capping and the assistance which WELLCOME and BW require to enable complete and successful replication at the Greenville Facility of Filling and Capping such that Final 17-1A Product, which meets in all respects the Final 17-1A Product Specification, is produced at the Greenville Facility from Pre Formulated Bulk Antibody.

     53.  "F&C TECHNICAL PROGRAM" means the program set forth in Schedule 12.1
           ---------------------                                 -------------
of the Supply Agreement which will provide for the transfer of the F&C Technical Information.

     54.  "FDA" means the United States Food and Drug Administration or any
           ---
successor agency.

     55.  "FILLING AND CAPPING" means the process of producing Final 17-1A
           -------------------
Product from Pre Formulated Bulk Antibody.

     56.  "FINAL 17-1A PRODUCT" means 17-1A Product which has been put into
           -------------------
vials and packaged into boxes and is duly labeled in accordance with the 17-1A Product Specification, using the Centocor Trademarks, the Wellcome Indicia and the Wellcome House Marks.

     57.  "FIRM ORDER" means an order by WELLCOME or any WELLCOME Affiliate in
           ----------
writing on its purchase order form, which, if in compliance with Section 6 of
                                                                 ---------
the Supply Agreement, shall on receipt thereof by CENTOCOR constitute a binding order for Salable 17-1A Product.

     58.  "FIRST COMMERCIAL SALE" means the date on which Final 17-1A Product
           ---------------------
(or other Biological Products, as applicable) is delivered to a Third Party pursuant to a binding agreement of sale (which may consist of an invoice acknowledging a purchase order) in the applicable country in the Territory following the Date of Regulatory Approval in such country or, if no such approval is required, following the date on which the Product Committee (in the case of Final 17-1A Product) or WELLCOME (in the case of other Biological Products) determines to launch the 17-1A Product (or such other Biological Products, as applicable) in such country.

     59.  "FISCAL YEAR" means, with respect to any party, the period which
           -----------
constitutes such party's accounting period for annual reports.

     60.  "GAAP" means generally accepted accounting principles as practiced in
           ----
the United States.

     61.  "GOVERNMENTAL ENTITY" means any nation or government, any state or
           -------------------
other political subdivision thereof, any Person and any combination of any of the foregoing exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any Affiliate of any of the foregoing.

     62.  "GREENVILLE FACILITY" means the BW facility at Greenville, North
           -------------------
Carolina, or such other WELLCOME facility as may be designated by WELLCOME from time to time.

     63.  "HEREOF" and words of similar import as used in any Alliance Document
           ------
means the applicable Alliance Document in its entirety and not any particular article, section or paragraph of such Alliance Document unless so specifically stated.

     64.  "HYBRIDOMA LETTER" means the letter agreement among WELLCOME, CENTOCOR
           ----------------
and CBV relating to the delivery of the Centocor Hybridoma.

     65.  "IMPROVEMENTS," with respect to a technology, means those
           ------------
modifications to such technology which confer an improvement to the design, technology, process or product as measured by its cost, quality, reliability or acceptability to Regulatory Authorities.

     66.  "INTELLECTUAL PROPERTY" means, collectively, all Copyrights, Patents,
           ---------------------
Trademarks, tradenames, registrations and applications for any of the foregoing, trade secrets, Know-how, technology, formulae, processes, research, technical and other data, and other similar intangible assets, cell line and other tangible materials embodying any of the foregoing.

     67.  "KNOW-HOW" means all technical directions, raw materials lists,
           --------
intermediate and final product specifications, analytical know-how, show-how, formulae, procedures, designs, protocols, manufacturing instructions, validation reports, standards, other directions in any form and similar intellectual property rights.

     68.  "KNOWN" or "TO THE KNOWLEDGE" or "TO THE BEST KNOWLEDGE" or words of
           -----      ----------------      ---------------------
similar import with respect to any Person means the knowledge of any officer, director or manager who reports to an officer of such Person or an Affiliate of such Person, and the knowledge which such an officer, director or manager would have if he or she had performed an inquiry in connection with this Agreement in a reasonably diligent manner.

     69.  "LABELED INDICATIONS" means indications that are on a package insert
           -------------------
as usages approved by the applicable Regulatory Authority.

     70.  "LAUNCH" means the date of First Commercial Sale by WELLCOME in the
           ------
applicable country in the Territory.

     71.  "LAW" or "REGULATION" means any applicable law, statute, ordinance,
           ---      ----------
governmental regulation, order, decree, edict, directive, guidance or other requirement of any Governmental Entity, including, without limitation, Environmental Laws and those covering health, transportation, bribery, recordkeeping, zoning, employment, tax, anti-discrimination, antitrust, wage and hour, and price and wage control matters.

     72.  "LEIDEN FACILITY" means the (a) CBV facility at Einsteinweg 101, P.O.
           ---------------
Box 251, 2300 AG Leiden, the Netherlands, at which CBV produces the 17-1A Product (the "Original Leiden Facility") or (b) such other facility of CENTOCOR
              ------------------------
or CBV at which the 17-1A Product is produced such that any such 17-1A Product
(x) has the same Regulatory Approvals as 17-1A Product produced at the Original Leiden Facility and any successor thereto and (y) will have the same benefit of any future Regulatory Approvals as does 17-1A Product produced at the Original Leiden Facility or any successor thereto, it being the intent of the parties that any transfer of production of 17-1A Product from the Original Leiden Facility to any other Leiden Facility shall be permitted only to the extent that such transfer does not interfere with, or delay or increase the cost to, WELLCOME and its Affiliates of the Target Program, any Post Target Program, Filling and Capping at the Greenville Facility or the promotion, marketing, sale and distribution of Final 17-1A Product in the Territory.

     73.  "LICENSE" means the Centocor Technology License Agreement by and among
           -------
CENTOCOR, CBV, WELLCOME and BW.

     74.  "LICENSE HOLDER" means, with respect to a particular country, the
           --------------
Person (a) in whose name Regulatory Approvals have been issued and (b) who bears responsibility to Regulatory Authorities with respect to such Regulatory Approvals.

     75.  "LICENSOR" with respect to each Cancer Product Contract means the
           --------
party granting CENTOCOR rights under the Cancer Product Contract with respect to the applicable Cancer Antibody and/or Cancer Product, or any party to whom Licensor has assigned or might in the future assign its rights under such Cancer Product Contract.

     76.  "LICENSOR IP" with respect to a Cancer Product means the Cancer
           -----------
Product Cell Line and other Intellectual Property to which Licensor granted CENTOCOR a license under the applicable Cancer Product Contract.

     77.  "LIEN" means any mortgage, lien, security interest, pledge, negative
           ----
pledge, encumbrance, assessment, title retention agreement, restriction or restraint on transfer, defect of title, charge in the nature of a lien or security interest, or option (whether consensual, statutory or otherwise).

     78.  "LITIGATION" means any action, lawsuit, arbitration, criminal
           ----------
prosecution, tax audit, administrative or other proceeding or, with respect to any Governmental Entity, any investigation or inquiry.

     79.  "LOSS" means any and all damages, losses, obligations, deficiencies,
           ----
liabilities, claims, Liens, penalties, fines, costs and expenses, including reasonable attorneys', accountants', experts' and other consultants' fees and disbursements.

     80.  "MANUFACTURING IP" means any Intellectual Property of CENTOCOR or its
           ----------------
Affiliates, or to which CENTOCOR or its Affiliates have rights assignable or sublicensable to WELLCOME or its Affiliates, applicable to the Manufacturing Technology.

     81.  "MANUFACTURING TECHNOLOGY" means the processes and technologies
           ------------------------
described in Schedule 1 to the Manufacturing Technology Option, together with
             ----------
any Improvements thereto reduced to practice by CENTOCOR or CBV on or before December 1, 1995.

     82.  "MANUFACTURING TECHNOLOGY OPTION" means the Manufacturing Technology
           -------------------------------
Option Agreement by and among CENTOCOR, CBV, WELLCOME and BW.

     83.  "MARKETING PLANS" means the marketing plans developed from time to
           ---------------
time for the overall marketing strategy for the Final 17-1A Product in accordance with the provisions of the Supply Agreement.

     84.  "NET SALES" of any product means
           ---------


             (**)

     85.  "NORTH AMERICA" means the United States and Canada.
           -------------

     86.  "NOVATION" means the Novation and Cell Line Release Agreement among
           --------
WELLCOME, WISTAR, CENTOCOR and CBV.

     87.  "OVERSIGHT COMMITTEE" means the Oversight Committee established under
           -------------------
the provisions of the Development Agreement.

     88.  "PANOREX TRADEMARKS" means the Panorex Trademark as set forth on
           ------------------
Exhibit 1.3 of the Trademark Agreement and any other CENTOCOR Trademark used
- -----------
currently or in the future in conjunction solely with the 17-1A Product and with no other products or services manufactured, provided, marketed or sold by CENTOCOR or its Affiliates or licensees.

     89.  "PATENTS" means all letters patent and pending applications for
           -------
patents of the United States and all countries foreign thereto, including regional patents, certificates of invention and utility models, rights of license or otherwise to or under letters patent, certificates of invention and utility models which have been opened for public inspection and all reissues, divisions, continuations, continuations-in-part, extensions (including, without limitation, any extensions thereof under the United States Patent Term Restoration Act or otherwise), substitutions, renewals, confirmations, supplementary protection certificates, registrations, revalidations or additions of any of the foregoing, as applicable.

     90.  "PERMITTED DISTRIBUTOR" means (a) Ajinomoto pursuant to the Ajinomoto
           ---------------------
Agreement in the Ajinomoto Territory, (b) a successor or successors to Ajinomoto in the Former Ajinomoto Territory (as permitted by Section 4.1 of the Supply
                                                   -----------
Agreement), or (c) CENTOCOR or such other party that is distributing the 17-1A Product in a country in the Territory pursuant to the authority granted in
Section 3.3 of the Supply Agreement.
- -----------

     91.  "PERMITS" means any and all licenses, franchises, permits, easements,
           -------
rights, consents, orders, approvals and other authorizations of or issued by any Governmental Entity.

     92.  "PERSON" means an individual, sole proprietorship, corporation,
           ------
partnership, joint venture, association, trust, or any other entity or organization, including, without limitation, a Governmental Entity.

     93.  "PLA SUBMISSION" means the final Product License Application and
           --------------
Establishment License Application required for Regulatory Approval in the United States, including all necessary environmental impact statements.

     94.  "POST TARGET PROGRAM" means, as more fully set forth in Section 10 of
           -------------------                                    ----------
the Development Agreement, a clinical and regulatory development program for a country with respect to the 17-1A Product, subsequent to obtaining Regulatory Approval of the Targeted Indications in such country.

     95.  "PRE FORMULATED BULK ANTIBODY" means 17-1A Antibody which has been
           ----------------------------
purified and which requires for processing into

Final 17-1A Product only thawing, diluting, final formulation, filling, capping, labeling the primary container and completing all secondary packaging.

     96.  "PRODUCT COMMITTEE" means the Product Committee established under the
           -----------------
provisions of the Development Agreement.

     97.  "PURCHASE PRICE" means the purchase price paid for 17-1A Product
           --------------
calculated in accordance with Section 7 of the Supply Agreement.
                              ---------

     98.  "QUARTER" means a three-month period beginning on the first day of
           -------
March, June, September, or December, or, upon written notice by WELLCOME, such other three-month periods as may correspond to WELLCOME'S fiscal quarters.

     99.  "RECEIVING PARTY" means a party who receives Proprietary Information
           ---------------
from a Disclosing Party.

     100. "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights
           -----------------------------
Agreement by and between WELLCOME and CENTOCOR.

     101. "REGULATORY ADJUNCT" means any governmental or quasi-governmental body
           ------------------
or any independent private body, including, but not limited to, FDA Advisory Committees, Institutional Review Boards ("IRBs") and the Data Safety and
                                          ----
Monitoring Board ("DSMB"), which in the ordinary course, takes part in, comments
                   ----
upon or reviews clinical or regulatory development of a pharmaceutical or Biological Product.

     102. "REGULATORY APPROVAL" for a country in the Territory means all
           -------------------
necessary or appropriate approvals, licenses, permits, registrations and authorizations of the applicable Regulatory

Authority with respect to the production and release of the 17-1A Product (or such other Biological Product as the context requires) for sale in such country and the marketing, promotion, importation, commercial sale and distribution of the 17-1A Product (or such other Biological Product as the context requires) in such country, including, but not limited to, any pricing or reimbursement scheme approvals.

     103. "REGULATORY AUTHORITY" for a country in the Territory means the
           --------------------
relevant, competent, governmental health authority or authorities and governing body or bodies in such country (including, but not limited to, the FDA, USDA, and APHIS) having jurisdiction with respect to the clinical development, promotion, marketing, sale or distribution of a monoclonal antibody product with therapeutic indications.

     104. "RELICENSE" means the Relicense Agreement among WELLCOME, BW, CENTOCOR
           ---------
and CBV.

     105. "REQUIRED CONSENTS" means any and all licenses, waivers, consents,
           -----------------
approvals or notifications of or from any Governmental Entity, including the expiration of any periods of time under statutory or regulatory notice provisions without action on the part of any Governmental Entity, and any and all approvals, consents or waivers from other parties to assignments, leases, licenses, sublicenses, franchises, permits, indentures, contracts and other instruments necessary or appropriate to consummate the transactions as contemplated hereby and by any schedule or exhibit hereto.

     106. "RTPA" means the Restrictive Trade Practices Act 1976 of the United
           ----
Kingdom.

     107. "SALABLE 17-1A PRODUCT" means Final 17-1A Product and Pre Formulated
           ---------------------
Bulk Antibody.

     108. "STABILITY STUDIES" means studies to determine the degradation or rate
           -----------------
of degradation of a pharmaceutical product over a defined period in a defined environment.

     109. "STOCK PURCHASE AGREEMENT" means the Stock Purchase Agreement by and
           ------------------------
between CENTOCOR and WELLCOME.

     110. "SUBSIDIARIES" means, with respect to a Person, any corporation or
           ------------
other entity in which fifty percent (50%) or more of the equity interests are owned by such Person.

     111. "SUPPLY AGREEMENT" means the Supply, Distribution and Sales Agreement
           ----------------
by and among WELLCOME, BW, CENTOCOR and CBV.

     112. "TARGET PROGRAM" means, as more fully set forth in Section 7 of the
           --------------                                    ---------
Development Agreement, a clinical and regulatory development program for the 17-1A Product, which program shall conclude with respect to a country upon obtaining Regulatory Approval for the Targeted Indications in such country, except as provided in the Supply Agreement.

     113. "TARGETED INDICATIONS" means Labeled Indications for use as adjuvant
           --------------------
therapy for colon or colorectal carcinoma in humans, in accordance with the classifications of the applicable Regulatory Authority, or such other Labeled Indications as the Product Committee may, from time to time, determine.

     114. "TERRITORY" means the entire world excluding Japan, the Republic of
           ---------
Korea, the People's Republic of China and Taiwan.

     115. "THIRD PARTY" means a Person other than WELLCOME, BW, CENTOCOR, CBV
           -----------
and their respective Affiliates, as the context requires.

     116. "TRADEMARK AGREEMENT" means the Trademark Agreement by and among
           -------------------
CENTOCOR, BW and WELLCOME relating to the Centocor Trademarks.

     117. "TRADEMARKS" means registered trademarks, registered service marks,
           ----------
trademark and service mark applications and unregistered trademarks and service marks.

     118. "USDA" means the United States Department of Agriculture or any
           ----
successor entity.

     119. "UNITED STATES" means the United States of America, its territories
           -------------
and possessions.

     120. "WELLCOME" means either (a) WFL or (b) WFL and BW, as the context of a
           --------
particular Alliance Document requires.

     121. "WELLCOME GROUP" means WFL, BW and their respective Affiliates.
           --------------

     122. "WELLCOME HOUSE MARK" means the WELLCOME Trademark attached to the
           -------------------
Wellcome House Mark Agreement as Exhibit 1.2 thereof.
                                 -----------

     123. "WELLCOME HOUSE MARK AGREEMENT" means the Wellcome House Mark
           -----------------------------
Agreement by and among CENTOCOR, CBV and WELLCOME.

     124. "WELLCOME INDICIA" means all the indications applied to the Final
           ----------------
17-1A Product or promotional materials which state a
connection between the 17-1A Product and WELLCOME, Indicia selected by WELLCOME which is applied to the Final 17-1A Product label, the Wellcome House Mark and the WELLCOME Trademarks set out in Exhibit 1.3 to the Wellcome House Mark
                                   -----------
Agreement.

     125. "WELLCOME PURCHASE ORDER" means the purchase order sent by WELLCOME or
           -----------------------
its Affiliates when it places a Firm Order from time to time for supply by CENTOCOR of Salable 17-1A Product.

     126. "WELLCOME'S STANDARD TERMS AND CONDITIONS OF PURCHASE" means the
           ----------------------------------------------------
purchase terms set out in Schedule 5.3 to the Supply Agreement as may be
                          ------------
modified from time to time.

     127. "WFL" means The Wellcome Foundation Limited, a United Kingdom
           ---
corporation.

     128. "WISTAR" means the Wistar Institute of Anatomy and Biology, a
           ------
Pennsylvania not-for-profit corporation.

     129. "WISTAR HYBRIDOMA" means the hybridoma cell line delivered to CENTOCOR
           ----------------
under the Wistar License, from which was derived the Centocor Hybridoma.

     130. "WISTAR IP" means the Intellectual Property licensed by WISTAR to
           ---------
CENTOCOR under the Wistar License.

     131. "WISTAR LICENSE" means the Basic Patent and Cell Line License
           --------------
Agreement dated September 6, 1988 by and between WISTAR and CENTOCOR.

     132. "WISTAR RIGHTS" means the Intellectual Property rights relating to the
           -------------
17-1A Product granted to CENTOCOR pursuant to the Wistar License.